
BridgeBank

Capital Holdings

Investor Update
Fourth Quarter 2014

Daniel P. Myers
President
Chief Executive Officer

Thomas A. Sa
Executive Vice President
Chief Financial Officer
Chief Strategy Officer

NASDAQ Global Select Market: **BBNK**
www.bridgecapitalholdings.com







Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements.

These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities.

The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-K and 10-Q on file with the SEC.

FINANCIAL HIGHLIGHTS

Total Assets	$	1.81	billion
Total Loans	$	1.31	billion
Total Deposits	$	1.55	billion
Total Stockholders' Equity	$	187.1	million
Market Cap	$	357.4	million
TBV/Share	$	11.72	
TCE/TA		10.31%	
Tier 1 RBC Ratio		12.66%	
Total RBC Ratio		13.91%	
Cost of Deposits		8	bps
Net Interest Margin		4.83%	
Efficiency Ratio		63.97%	
ROAA		1.07%	
ROAE		10.06%	
Net Income	$	17.6	million
Diluted EPS	$	1.13	

Be bold, venture wisely.


BridgeBank

The only small- and mid-market specialist crafting the flexible solutions that businesses need to thrive in the modern economy

Balance sheet data at QE 12-31-14; operating data FY '14

BRIDGE BANK FRANCHISE

- **Focus**
  - Business banking
    - 73% business C&I loan portfolio
    - 69% DDA funding base
  - San Francisco Bay Area core geography
    - National technology-centric regions

- **Fundamental Value Drivers**
  - Relationship banking model
  - Core deposit driven model to fund the business
    - 98% core deposits
    - 8 bps cost of deposits
  - "Fit" among diversified revenue streams

- **Execution**
  - Full range of corporate banking products delivered through experienced advisors
  - 1 regional business center + 7 business offices
  - Strategic use of banking technology

ATTRACTIVE MARKET POTENTIAL

% Deposits Santa Clara, San Mateo, San Francisco and Alameda Counties*


BridgeBank 0.40
East West 1.08
US Bank 1.27
B of West 1.95
Comerica 2.40
Union 2.66
Citibank 5.15
Chase 5.33
SVB 7.14
Wells Fargo 21.02
B of A 40.29
0 5 10 15 20 25 30 35 40 45 50

- San Jose 10th largest US city[1]
- 5 million regional population[2]
- Among highest median family and per capita incomes in US[3]
- $362 billion deposit market[4]
- Largest concentration of technology company formation and finance in the world[1]
- Silicon Valley received 48% of US venture capital investment ($23.4b of $48.3b – FY 2014)[5]
- 226k HQ businesses[6]

1 San Jose Mercury News, City of San Jose; 2014
2 US Census estimate 2012
3 Bureau of Labor Statistics September 26, 2013
4 FDIC data at June 30, 2014
5 PricewaterhouseCoopers Money Tree Survey as of September 30, 2014
6 CA Employment Development Department Q3 2013 data (most recent available)

NATIONAL INNOVATION SECTOR


San Jose
Palo Alto
East Bay
San Francisco
Orange County
Dallas
Boston
Reston

Active in tech-centric regions receiving 80%+ of US VC investment into technology companies

- Silicon Valley – 48% of US venture capital investment ($23.4b of $48.3b – FY2014)[1]
- California leads nation in tech employment
  - LA/Orange County – 5% of US venture capital investment ($1.6b of $33.2b – YTD 2014)[1]
- Massachusetts – 2nd highest concentration of tech workers[2]
  - New England – 9% of US venture capital investment ($2.9b of $33.2b – YTD 2014)[1]
- Virginia – 4th highest concentration of tech workers[2]
- Dallas among the nation's fastest-growing areas – 6th largest concentration of tech workers[2]

1 PricewaterhouseCoopers Money Tree Survey as of December 31, 2014
2 Tech America Foundation: Cyberstates 2013

- **Relationship Business Banking**
- **Solutions for Big Ideas to Industry Leaders**
  - Commercial & Industrial
  - Technology & Emerging Business
  - Structured Finance
  - Small Business Administration
  - International Trade Banking & Services
  - Commercial Real Estate & Construction
  - Advanced Treasury & Cash Management

Technology & Innovation

Professional Services

Energy & Infrastructure

Small Business

Real Estate Development

Distributing & Manufacturing

Contracting

STRONG EMERGING BRAND

DIFFERENT BREED OF BANKER

- Independent Thinkers
- Passion for Collaboration
- Humanity/Empathy
- **Never duck from a challenge**

FLEXIBLE SOLUTIONS

- Custom-Crafted vs. Off-the-Shelf
- Speed of Approvals
- Thorough Understanding of Client Business/Industry
- **Fight above our weight class**



Be bold,
venture wisely.

ENTREPRENEURIAL SPIRIT

- Unconventional Thinking
- Proactive vs. Reactive
- **Understand Risk**
- **DNA of an entrepreneur**

SMALL- & MID-MARKET EXPERTISE

- Deep Focus/Insight on Markets
- Uncommonly Broad Scope of Services
- Network of Service Providers for Referral
- **'Army of advocates'**

BridgeBank

FY 2014 SUMMARY – GROWING FORWARD

- **Robust growth driven by new client acquisition**
  - +17% deposit growth (avg YoY)
  - +20% loan growth (avg YoY)
- **Increasing revenue and earnings**
  - Revenue +10% (YoY)
  - +7% pre-tax, pre-provision income (YoY)
  - FY '14 Net Income $17.6 million +20% (YoY)
  - FY '14 EPS $1.13 +17% (YoY)
- **Consistent high quality funding base**
  - 98% core
  - 69% DDA
  - 8 bps cost of deposits
- **Strong asset quality**
  - NPAs 0.43% of total assets
- **Capital to support growth and opportunity**
  - TCE of 10.31%

We believe that when entrepreneurs and business owners succeed, everyone benefits.



EXPANDING MARKET PRESENCE


Average Total Assets
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$ Millions
16.4% 4 year CAGR
2010
2011
2012
2013
2014

$1.81b Total Assets EOP Q4 '14

- Purely organic growth
- Core deposit driven

BUSINESS LENDING FOCUS

Loans as of December 31, 2014



Other
1%
Land
1%
Construction
5%
CRE
11%
SBA
9%
Business C&I
73%
C&I
22%
Tech
38%
ABL/F **
13%

BBNK % RE = 27% (73% Business)

~3x

Peer* % RE = 76% (24% Business)

LOAN GROWTH



$1,500
$1,250
$1,000
$750
$500
$250
2010
2011
2012
2013
2014

FOCUS ON CORE DEPOSITS



($000)
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
52%
67%
63%
69%
69%
2010
2011
2012
2013
2014
Noninterest-bearing Demand
MM / IBD
Certificates of Deposit

- 98% core deposits
- Cost of deposits
  - 8 bps

BUSINESS LENDING FOCUS

Rank	Company Name	C & I Loans ($000) 2014Q3	Total Loans & Leases ($000) 2014Q3	C&I Loans as a % Of Total Loans
1	WEX Bank	1,654,985	1,656,998	100%
2	Square 1 Bank	1,085,593	1,271,456	85%
3	Bridge Bank, National Association	862,267	1,215,533	72%
4	Manufacturers Bank	1,009,513	1,715,561	59%
5	Lake Forest Bank & Trust Company	914,277	1,938,125	47%
6	Stearns Bank National Association	674,094	1,436,276	47%
7	Wintrust Bank	1,039,499	2,348,704	44%
8	First Bank of Highland Park	454,234	1,040,443	44%
9	Green Bank, National Association	651,476	1,504,998	43%
10	Hinsdale Bank & Trust Company	482,226	1,133,468	43%
11	TriState Capital Bank	960,228	2,296,507	42%
12	Commerce Bank & Trust Company	416,828	1,154,497	36%
13	MidSouth Bank, National Association	436,359	1,248,640	35%
14	American Chartered Bank	590,971	1,836,918	32%
15	Barrington Bank & Trust Company, NA	430,335	1,379,113	31%
16	Preferred Bank	454,597	1,522,384	30%
17	Brand Banking Company	452,979	1,523,419	30%
18	CoBiz Bank	690,528	2,348,686	29%
19	First Financial Bank, NA	476,577	1,747,458	27%
20	CommunityBank of Texas, N.A.	496,872	1,850,671	27%
21	Stock Yards Bank & Trust Company	475,822	1,789,451	27%
22	Vectra Bank Colorado, NA	540,628	2,362,549	23%
23	Mercantile Bank of Michigan	468,398	2,068,265	23%
24	Happy State Bank	402,393	1,904,587	21%
25	Morton Community Bank	396,148	1,953,796	20%

Source: SNL Data: US Public Banks $1b-$3b Total Assets as of September 30, 2014


Net Interest Margin
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
2010
2011
2012
2013
2014
BBNK: 4.83%
Peer*
3.71%
BBNK
BAC
WFC
CMA
SIVB
HTBK

* Peer Average – SNL Data: US Public Banks $1b-$3b Total Assets as of September 30, 2014 – Q3 '14 NIM

IMPROVING OPERATING LEVERAGE



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$MM
2010
2011
2012
2013
2014
Revenue
Non-Interest Expense

* (annualized)

EFFECTIVE REVENUE GENERATION


Revenue Per Employee ($000)
$400
$300
$200
$100
2010
2011
2012
2013
2014
BBNK
Peer Group*

BBNK 180% of Peer* Group Average

*= Peer Average Rev/Employee – SNL Data: US Public Banks $1b-$3b Total Assets Q3 YTD (annualized)

STRONG CREDIT QUALITY



5%
4%
3%
2%
1%
0%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Peer* NPA/Assets 1.06%
NPL/Total Loans
NPA/Total Assets

* Peer Average – SNL Data: US Public Banks $1b-$3b Total Assets as of September 30, 2014

ROBUST RESERVES



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0
2010
2011
2012
2013
2014
1.70%
Peer*
1.35%
NCO/Total Loans (%) **
ALLR/Loans (%)
Provision ($)

- NPL Coverage Ratio 284.0%

* Peer Average – SNL Data: US Public Banks $1b-$3b Total Assets as of September 30, 2014

EARNINGS


($000)
Operating Profit
EPS
$2,591
$7,847
$13,804
$14,711
$17,601
$0.06
$0.52
$0.92
$0.97
$1.13
2010
2011
2012
2013
2014

CAPITAL FOR GROWTH AND OPPORTUNITY

As of December 31, 2014



20%
15%
10%
5%
0%

	CET1	Leverage	Total RBC
Minimum Regulatory Capital*	7.00%	5.00%	10.50%
Profoma Basel III	10.80%	11.15%	13.31%
BBNK	10.89%	11.24%	13.91%

* Represents minimum to be "well-capitalized" under fully phased in rules in 2019

CATALYSTS FOR EARNINGS GROWTH

- Continued organic growth opportunities
- Unique strategic profile
- Increased utilization rates on LOC
  - Currently in the mid-high 30% range
- NIM expansion
  - Benefit from asset sensitivity as rates rise
- Low levels of credit stress
- Noninterest income opportunities



CONTACT INFORMATION

Investor Relations Contact:

Thomas A. Sa
Bridge Capital Holdings
55 Almaden Blvd., Suite 100
San Jose, CA 95113
(408) 423-8500
ir@bridgebank.com

NASDAQ Global Select Market: **BBNK**
www.bridgecapitalholdings.com


NASDAQ
Bridge Capital Holdings


Total Return Performance
Bridge Capital Holdings
NASDAQ Composite
SNL Western Bank
Index Value
350
300
250
200
150
100
50
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14


5 Year
01/29/15
$28.00
24.00
20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
Apr Jul Oct 11 Apr Jul Oct 12 Apr Jul Oct 13 Apr Jul Oct 14 Apr Jul Oct 15